Note 9 - Income Taxes	12 Months Ended
Dec. 31, 2012
Income Tax Disclosure [Text Block]
9.   Income Taxes

The Company had no income tax expense for the years ended December 31, 2012, 2011 and 2010.  As the Company has incurred net operating losses, it has recognized valuation allowances for all net deferred income tax assets. The tax effect of temporary differences and net operating losses that give rise to components of deferred income tax assets and liabilities consist of the following:

	As of December 31,
	2012	2011
Deferred income tax assets (liabilities):
Property and equipment	$(54,443)	$(144,185)
Deferred revenue	246,740	1,517,024
Accrued expenses	288,338	1,138,800
Share based compensation related	1,094,927	451,557
Other	546,636	275,650
Net operating loss carryforwards	19,816,443	18,509,210
	21,938,641	21,748,056
Less valuation allowance	(21,938,641)	(21,748,056)
	$-	$-

The Company has a cumulative federal net operating loss of approximately $52,000,000 as of December 31, 2012 which begins to expire in 2015. Under Section 382 and 383 of the Internal Revenue Code, if an ownership change occurs with respect to a “loss corporation”, as defined, there are annual limitations on the amount of the net operating loss and other deductions which are available to the Company. The Company has not determined whether such ownership change has occurred. However, given the equity transactions in which the Company has engaged, the Company believes that the use of the net operating losses shown as deferred tax assets will be significantly limited.

Management has evaluated the effect of guidance provided by GAAP regarding accounting for uncertainty in income taxes and determined the Company has no uncertain tax positions that could have a significant impact on its financial statements. The Company’s income tax returns after 2008 remain open for examination.